Exhibit 99.1
REALNETWORKS ANNOUNCES SECOND QUARTER 2014 RESULTS

•	Rob Glaser named as permanent CEO;

•	RealPlayer Cloud continues to gain traction with over 5 million user accounts;

•	Hired 2 new excellent senior executives, Mike Mulica and Atul Bali, and redeployed a 3rd, Max Pellegrini;

•	Continued progress in long term strategic transition and growth strategy; and

•	Cash and short-term investments of $195.0 million

SEATTLE - July 30, 2014 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the second quarter ended June 30, 2014.
For the second quarter of 2014, revenue was $40.8 million, compared to $45.7 million in the previous quarter and $49.9 million in the second quarter of 2013.
“In the second quarter of 2014, we continued to make good progress in our transition into a being a multi-device, cloud-based products and services company,” said Rob Glaser, Chairman and CEO of RealNetworks. “Of particular note is RealPlayer Cloud’s rapid growth -- RealPlayer Cloud now has over 5 million users worldwide, up from over 2 million three months ago, and, in aggregate, our users are now uploading over 4.5 terabytes of video per day." RealPlayer Cloud is Real’s next generation video product and service, which makes it easy to watch, save and share video across every type of popular digital device.

“During the second quarter, we brought in Mike Mulica to lead the integration of our worldwide sales efforts across our RealPlayer and Mobile Entertainment divisions in order to strengthen our focus on partnerships with global carriers. We also redeployed Max Pellegrini to run the combined product teams and all associated direct-to-consumer marketing. On the games front, we also strengthened our senior team by bringing in Atul Bali to run our overall Games business and by bringing back Rutger Peters and Erik Goossens, the co-founders of Zylom which we acquired in 2006, to run the Casual Games part of the business. We also just announced our new Slingo Adventure game, the first fruit of our Slingo acquisition a year ago. Finally, we also continue to be encouraged by the progress being made by Rhapsody (of which we own approximately 45%), which announced yesterday that it now has over 2 million subscribers.”

The company also announced today that Rob Glaser has been named permanent CEO of RealNetworks. See announcement at http://www.realnetworks.com/press/releases/2014/Glaser-permanent-CEO.aspx.

“While our transition plan will take time to complete and will require more capital than originally anticipated, I’m very confident that we are on the right track and making progress that is setting us up for a return to long-term growth and profitability,” said Glaser.
GAAP net loss for the second quarter of 2014 was $(21.0) million or $(0.59) per diluted share, compared to $(18.5) million or $(0.52) per diluted share in the second quarter of 2013. Adjusted EBITDA for the second quarter of 2014 was a loss of $(13.1) million, compared to $(5.8) million for the second quarter of 2013. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.

As of June 30, 2014, the company had $195.0 million in unrestricted cash, cash equivalents and short-term investments, compared to $226.2 million as of December 31, 2013.

Business Outlook

For the third quarter of 2014, RealNetworks expects total revenue in the range of $33.0 million to $36.0 million. We expect adjusted EBITDA for the quarter to be a loss in the range of $(18.0) million to $(20.0) million.

Webcast and Conference Call Information
The company will host a conference call today to review results and discuss the company's performance at 5 p.m. ET/2 p.m. PT by calling 888-790-3440 or +1-517-308-9350 (Passcode: Second Quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 9 p.m. PT, August 20, 2014 by calling 888-566-0046 or +1-203-369-3677 (Passcode: 6895485)
For More Information
Michael Newman, StreetConnect
Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com
RNWK-F
About RealNetworks
RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks' corporate information is located at www.realnetworks.com/about-us.
RealNetworks, RealPlayer and GameHouse are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, strategic focus and initiatives. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted.

Factors that could cause actual results to differ from the results predicted include: risks associated with the implementation of RealNetworks' growth plan, strategic initiatives, and restructuring efforts; its ability to successfully introduce and monetize new products and services; competitive risks, including the growth of competing technologies, products and services, and the emergence of new entrants and competition in the market; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended June 30,		Six Months Ended June 30,

	2014	2013	2014	2013
	(in thousands, except per share data)

Net revenue	$40,825	$49,850	$86,549	$106,643

Cost of revenue	20,786	19,519	39,572	40,025

Extinguishment of liability	—	—	(10,580)	—

Gross profit	20,039	30,331	57,557	66,618

Operating expenses:
Research and development	13,267	14,993	27,326	30,244
Sales and marketing	16,016	19,269	37,739	40,403
General and administrative	8,577	8,691	17,894	18,637
Restructuring and other charges	541	816	1,757	2,198
Lease exit and related charges	470	3,066	549	3,066
Total operating expenses	38,871	46,835	85,265	94,548

Operating income (loss)	(18,832)	(16,504)	(27,708)	(27,930)

Other income (expenses):
Interest income, net	180	179	316	826
Gain (loss) on sale of available for sale securities, net	—	—	2,371	—
Equity in net loss of Rhapsody investment	(1,802)	(1,347)	(2,640)	(3,580)
Other income (expense), net	(95)	(137)	(172)	(28)

Total other income (expense), net	(1,717)	(1,305)	(125)	(2,782)

Income (loss) before income taxes	(20,549)	(17,809)	(27,833)	(30,712)
Income tax expense (benefit)	480	662	966	(567)

Net income (loss)	$(21,029)	$(18,471)	$(28,799)	$(30,145)

Basic net income (loss) per share	$(0.59)	$(0.52)	$(0.80)	$(0.85)
Diluted net income (loss) per share	$(0.59)	$(0.52)	$(0.80)	$(0.85)

Shares used to compute basic net income (loss) per share	35,890	35,455	35,865	35,399
Shares used to compute diluted net income (loss) per share	35,890	35,455	35,865	35,399

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2014	December 31, 2013
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$124,450	$151,235
Short-term investments	70,583	74,920
Trade accounts receivable, net	21,580	24,613
Deferred costs, current portion	992	1,601
Deferred tax assets, current	311	306
Prepaid expenses and other current assets	9,910	9,124
Total current assets	227,826	261,799

Equipment, software, and leasehold improvements, at cost:
Equipment and software	86,755	86,721
Leasehold improvements	3,915	3,482
Total equipment, software, and leasehold improvements	90,670	90,203
Less accumulated depreciation and amortization	70,212	67,031
Net equipment, software, and leasehold improvements	20,458	23,172

Restricted cash equivalents and investments	3,000	3,000
Equity method investment	10,000	12,473
Available for sale securities	3,182	7,181
Other assets	3,073	2,332
Deferred costs, non-current portion	1,062	946
Deferred tax assets, net, non-current portion	1,405	1,409
Other intangible assets, net	11,928	12,993
Goodwill	18,005	17,476

Total assets	$299,939	$342,781

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$20,363	$19,987
Accrued and other current liabilities	26,874	41,893
Deferred tax liabilities, net, current portion	911	899
Deferred revenue, current portion	7,835	7,498
Total current liabilities	55,983	70,277

Deferred revenue, non-current portion	145	166
Deferred rent	1,269	1,318
Deferred tax liabilities, net, non-current portion	1,725	1,556
Other long-term liabilities	607	483

Total liabilities	59,729	73,800

Shareholders' equity	240,210	268,981

Total liabilities and shareholders' equity	$299,939	$342,781

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2014	2013
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(28,799)	$(30,145)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	6,145	9,874
Stock-based compensation	3,010	4,058
Equity in net loss of Rhapsody	2,640	3,580
Deferred income taxes, net	10	(1,668)
Gain on sale of available for sale securities	(2,371)	—
Realized translation gain	(48)	(35)
Extinguishment of liability	(10,580)	—
Other	—	51
Net change in certain operating assets and liabilities	(785)	1,400
Net cash provided by (used in) operating activities	(30,778)	(12,885)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(1,689)	(3,181)
Proceeds from sale of available for sale securities	2,754	—
Purchases of short-term investments	(48,326)	(70,647)
Proceeds from sales and maturities of short-term investments	52,663	71,327
Acquisitions of businesses, net of cash acquired	(733)	(16,107)
Other	(467)	—
Net cash provided by (used in) investing activities	4,202	(18,608)
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	580	392
Tax payments from shares withheld upon vesting of restricted stock	(307)	(800)
Payment of contingent consideration	(696)	(828)
Net cash provided by (used in) financing activities	(423)	(1,236)
Effect of exchange rate changes on cash and cash equivalents	214	(1,259)
Net increase (decrease) in cash and cash equivalents	(26,785)	(33,988)
Cash and cash equivalents, beginning of period	151,235	163,198
Cash and cash equivalents, end of period	$124,450	$129,210

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2014		2013
	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$8,556	$15,215	$16,799	$17,641	$18,383	$22,383
Mobile Entertainment (B)	23,182	19,913	22,146	19,948	18,592	20,495
Games (C)	9,087	10,596	11,650	11,369	12,875	13,915
Total net revenue	$40,825	$45,724	$50,595	$48,958	$49,850	$56,793

Net Revenue by Product
RealPlayer Group
- License (D)	$3,273	$5,018	$7,128	$7,281	$6,766	$8,332
- Subscriptions (E)	2,569	2,777	3,118	3,615	4,193	4,924
- Media Properties (F)	2,714	7,420	6,553	6,745	7,424	9,127

Mobile Entertainment
- SaaS (G)	20,175	18,463	20,406	18,156	17,002	18,674
- Technology License & Other (H)	3,007	1,450	1,740	1,792	1,590	1,821

Games
- License (I)	3,399	3,849	3,511	3,421	4,089	5,249
- Subscriptions (J)	4,440	5,241	5,688	5,733	5,980	6,312
- Media Properties (K)	1,248	1,506	2,451	2,215	2,806	2,354

Total net revenue	$40,825	$45,724	$50,595	$48,958	$49,850	$56,793

Net Revenue by Geography
United States	$15,092	$20,428	$19,724	$21,039	$21,463	$28,024
Rest of world	25,733	25,296	30,871	27,919	28,387	28,769
Total net revenue	$40,825	$45,724	$50,595	$48,958	$49,850	$56,793

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as SuperPass and our recently launched RealPlayer Cloud service.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services, system integration, and professional services to mobile carriers, and sales of technology licenses of our software products such as Helix.

(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of RealPlayer Plus software licenses to consumers and sales of intellectual property licenses.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as SuperPass and our recently launched RealPlayer Cloud service.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, ringback tones, intercarrier messaging services provided to network services providers who are largely mobile phone networks, and our recently launched LISTEN product.

(H) Licensing and other revenue within Mobile Entertainment includes revenue from Helix-related products and professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue, microtransactions from online and social games and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions.
(K) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2014		2013	2014	2013
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
RealPlayer Group

Net revenue	$8,556	$15,215	$18,383	$23,771	$40,766
Cost of revenue	3,620	3,518	4,409	7,138	9,720
Gross profit	4,936	11,697	13,974	16,633	31,046

Gross margin	58%	77%	76%	70%	76%

Operating expenses	12,489	17,787	14,001	30,276	30,207
Operating income (loss)	$(7,553)	$(6,090)	$(27)	$(13,643)	$839

Adjusted EBITDA	$(6,893)	$(5,491)	$470	$(12,384)	$1,801

Mobile Entertainment

Net revenue	$23,182	$19,913	$18,592	$43,095	$39,087
Cost of revenue	14,298	11,950	11,170	26,248	22,002
Gross profit	8,884	7,963	7,422	16,847	17,085

Gross margin	38%	40%	40%	39%	44%

Operating expenses	9,424	9,616	8,412	19,040	17,523
Operating income (loss)	$(540)	$(1,653)	$(990)	$(2,193)	$(438)

Adjusted EBITDA	$808	$(339)	$694	$469	$4,076

Games

Net revenue	$9,087	$10,596	$12,875	$19,683	$26,790
Cost of revenue	2,717	3,129	3,381	5,846	7,181
Gross profit	6,370	7,467	9,494	13,837	19,609

Gross margin	70%	70%	74%	70%	73%

Operating expenses	8,769	9,766	11,755	18,535	23,607
Operating income (loss)	$(2,399)	$(2,299)	$(2,261)	$(4,698)	$(3,998)

Adjusted EBITDA	$(1,798)	$(1,674)	$(1,315)	$(3,472)	$(2,469)

Corporate

Net revenue	$—	$—	$—	$—	$—
Cost of revenue	151	189	559	340	1,122
Extinguishment of liability	—	(10,580)	—	(10,580)	—
Gross profit	(151)	10,391	(559)	10,240	(1,122)

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	8,189	9,225	12,667	17,414	23,211
Operating income (loss)	$(8,340)	$1,166	$(13,226)	$(7,174)	$(24,333)

Adjusted EBITDA	$(5,198)	$(6,414)	$(5,602)	$(11,612)	$(12,170)

Total

Net revenue	$40,825	$45,724	$49,850	$86,549	$106,643
Cost of revenue	20,786	18,786	19,519	39,572	40,025
Extinguishment of liability	—	(10,580)	—	(10,580)	—
Gross profit	20,039	37,518	30,331	57,557	66,618

Gross margin	49%	82%	61%	67%	62%

Operating expenses	38,871	46,394	46,835	85,265	94,548
Operating income (loss)	$(18,832)	$(8,876)	$(16,504)	$(27,708)	$(27,930)

Adjusted EBITDA	$(13,081)	$(13,918)	$(5,753)	$(26,999)	$(8,762)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2014		2013	2014	2013
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(7,553)	$(6,090)	$(27)	$(13,643)	$839
Acquisitions related intangible asset amortization	125	60	62	185	129
Depreciation and amortization	535	539	435	1,074	833
Adjusted EBITDA	$(6,893)	$(5,491)	$470	$(12,384)	$1,801

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(540)	$(1,653)	$(990)	$(2,193)	$(438)
Acquisitions related intangible asset amortization	628	607	638	1,235	1,451
Depreciation and amortization	720	707	1,046	1,427	3,063
Adjusted EBITDA	$808	$(339)	$694	$469	$4,076

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(2,399)	$(2,299)	$(2,261)	$(4,698)	$(3,998)
Acquisitions related intangible asset amortization	314	314	230	628	251
Depreciation and amortization	287	311	716	598	1,278
Adjusted EBITDA	$(1,798)	$(1,674)	$(1,315)	$(3,472)	$(2,469)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(8,340)	$1,166	$(13,226)	$(7,174)	$(24,333)
Other income (expense), net	(95)	(77)	(137)	(172)	(28)
Depreciation and amortization	553	445	1,859	998	2,869
Lease exit and related charges	470	79	3,066	549	3,066
Restructuring and other charges	541	1,216	816	1,757	2,198
Stock-based compensation	1,673	1,337	2,020	3,010	4,058
Extinguishment of liability	—	(10,580)	—	(10,580)	—
Adjusted EBITDA	$(5,198)	$(6,414)	$(5,602)	$(11,612)	$(12,170)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(18,832)	$(8,876)	$(16,504)	$(27,708)	$(27,930)
Other income (expense), net	(95)	(77)	(137)	(172)	(28)
Acquisitions related intangible asset amortization	1,067	981	930	2,048	1,831
Depreciation and amortization	2,095	2,002	4,056	4,097	8,043
Lease exit and related charges	470	79	3,066	549	3,066
Restructuring and other charges	541	1,216	816	1,757	2,198
Stock-based compensation	1,673	1,337	2,020	3,010	4,058
Extinguishment of liability	—	(10,580)	—	(10,580)	—
Adjusted EBITDA	$(13,081)	$(13,918)	$(5,753)	$(26,999)	$(8,762)